Exhibit 99.1

QUINPARIO ACQUISITION CORP. 2

INDEX TO FINANCIAL STATEMENT

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet	F-3

Notes to Balance Sheet	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the

Board of Directors and Shareholders

of Quinpario Acquisition Corp. 2

We have audited the accompanying balance sheet of Quinpario Acquisition Corp. 2 (the “Company”) as of January 22, 2015. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Quinpario Acquisition Corp. 2 as of January 22, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum llp

Marcum llp

New York, NY

January 28, 2015

F-2

QUINPARIO ACQUISITION CORP. 2

BALANCE SHEET
January 22, 2015
ASSETS
Current assets
Cash	$1,380,980
Prepaid expenses	27,017
Total current assets	1,407,997

Restricted cash held in Trust Account	350,000,000
Total assets	$351,407,997

LIABILITIES AND STOCKHOLDERS' EQUITY
Other liabilities
Deferred underwriters' fee	$12,250,000
Total liabilities	12,250,000

Commitments
Common stock subject to possible redemption; 33,415,799 shares (at redemption value)	334,157,996

Stockholders' equity
Preferred stock, $.0001 par value, 1,000,000 shares authorized: none issued and outstanding	-
Common stock, $.0001 par value, 135,000,000 shares authorized; 10,334,201 shares issued
and outstanding (which excludes 33,415,799 shares subject to possible redemption)	1,033
Additional paid-in capital	5,060,721
Accumulated deficit	(61,753)
Total stockholders' equity	5,000,001
Total liabilities and stockholders’ equity	$351,407,997

See accompanying notes to balance sheet

F-3

QUINPARIO ACQUISITION CORP. 2

NOTES TO BALANCE SHEET

1.     DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Quinpario Acquisition Corp. 2 (“us”, “we”,“Company”, “our”), is a blank check company incorporated in Delaware on July 15, 2014. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination (“Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date. At January 22, 2015 the Company has not yet commenced any operations. All activity through January 22, 2015 relates to the Company’s formation and initial public offering described below. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s initial public offering (“Initital Public Offering”) was declared effective on January 15, 2015. The Company consummated the Initial Public Offering of 35,000,000 units (“Units”) at $10.00 per unit on January 22, 2015, generating gross proceeds of $350,000,000, which is described in Note 3.

Simutaneously with the closing of the Initial Public Offering, the Company consummated the private placement of 18,000,000 warrants (“Private Placement Warrants”) at a price of $0.50 per warrant to Quinpario Partners 2, LLC, the Company’s sponsor (“Sponsor”), generating gross proceeds of $9,000,000, which is described in Note 3.

Transaction costs amounted to $19,805,250, inclusive of $7,000,000 of underwriting fees, $12,250,000 of deferred underwriting fees (which are held in the Trust Account (defined below)) and $555,250 of Initial Public Offering costs. In addition, $1,380,980 of cash was available to fund operations and held outside of the Trust Account.

Following the closing of the Initial Public Offering on January 22, 2015, an amount of $350,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement Warrants was placed in a trust account (“Trust Account”) and will be invested in U.S. treasury bills, notes or bonds with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 of the Investment Company Act of 1940 and that invest solely in U.S. treasuries, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering of Units and the Private Placement Warrants, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination.

The Company will either (1) seek stockholder approval of an initial Business Combination at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed Business Combination, into their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable), or (2) provide stockholders with the opportunity to sell their shares to us by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable), in each case subject to certain limitations. The decision as to whether we will seek stockholder approval of a proposed Business Combination or allow stockholders to sell their shares to us in a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require us to seek stockholder approval. In the event the Company determines to allow stockholders to sell their shares to the Company in a tender offer, the Company will file tender offer documents with the Securities and Exchange Commission (“SEC”) which will contain substantially the same financial and other information about the initial Business Combination as is required under the SEC’s proxy rules. We will consummate an initial Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation and, solely if the Company seeks stockholder approval, a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. Notwithstanding the foregoing, the Amended and Restated Certificate of Incorporation of the Company provides that a public stockholder, together with any affiliate or other person with whom such public stockholder is acting in concert or as a “group” (within the meaning of Section 13 of the Securities Act of 1934, as amended), will be restricted from seeking conversion rights with respect to an aggregate of more than 15% of the public shares (but only with respect to the amount over 15% of the public shares). A “group” will be deemed to exist if public stockholders (i) file a Schedule 13D or 13G indicated the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

F-4

QUINPARIO ACQUISITION CORP. 2

NOTES TO BALANCE SHEET

1.     DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS – (continued)

The Company will have until 24 months from the closing of the Initial Public Offering to consummate its initial Business Combination. If the Company is unable to consummate an initial Business Combination within such time period, it will, as promptly as possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account and then seek to dissolve and liquidate. In such event, the warrants will expire worthless. The Company expects the per share redemption price to be $10.00 per share of common stock, without taking into account any interest earned on such funds. However, the Company may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of public stockholders.

Quinpario Partners LLC, the managing member of the Sponsor (the “Affiliate”), and Mr. Quinn, the Company’s Chairman of the Board, have agreed that they will be jointly and severally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but they may not be able to satisfy their indemnification obligations if they are required to do so. Furthermore, they will have no liability under this indemnity as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-5

QUINPARIO ACQUISITION CORP. 2

NOTES TO BALANCE SHEET

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

Income taxes

The Company complies with the accounting and reporting requirements of FASB ASC, 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

There were no unrecognized tax benefits as of Janauary 22, 2015. FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties as income tax expense. No amounts were accrued for the payment of interest and penalties at January 22, 2015. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. The Company’s initial tax returns will include the period ended December 31, 2014 and will be subject to examination by federal and state tax authorities for three years from the date they are filed.

The Company may be subject to potential examination by U.S. federal and state authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

3.     INITIAL PUBLIC OFFERING

On January 22, 2015, the Company sold 35,000,000 units at $10.00 per unit (“Units”). Each Unit consists of one share of common stock and one warrant. Each warrant entitles the holder thereof to purchase one-half of one share of common stock at a price of $5.75 per half share. Warrants may be exercised only for a whole number of shares of common stock. No fractional shares will be issued upon exercise of the warrants. Each warrant will become exercisable on the later of 30 days after the completion of an initial Business Combination or 12 months from the date of the Initial Public Offering, and will expire five years after the completion of an initial Business Combination, or earlier upon redemption.

Simultaneously with the Initial Public Offering, the Sponsor and its designees purchased an aggregate of 18,000,000 Private Placement Warrants at a price of $0.50 per warrant ($9,000,000 in the aggregate) in a private placement. The proceeds from the private placement of the Private Placement Warrants were added to the proceeds placed in the Trust Account.

The Private Placement Warrants are identical to the warrants included in the units sold in the Initial Public Offering except the Private Placement Warrants will be non-redeemable and may be exercised on a cashless basis, at the holder’s option, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. The purchasers have also agreed not to transfer, assign or sell any of the Private Placement Warrants or underlying securities (subject to certain exceptions) until 30 days after the completion of an initial Business Combination.

F-6

QUINPARIO ACQUISITION CORP. 2

NOTES TO BALANCE SHEET

4.     RELATED PARTY TRANSACTIONS

In order to meet our working capital needs following the consummation of the Initial Public Offering, our Sponsor, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a non-interest bearing promissory note. The notes would either be paid upon consummation of an initial Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of the Business Combination into additional Private Placement Warrants at a price of $0.50 per warrant. If we do not complete a Business Combination, the loans will not be repaid.

The Affiliate had loaned and advanced to us a total of $325,370 which was used to pay operating expenses and costs associated with the Initial Public Offering. These loans and advances were non-interest bearing, unsecured and repaid at the consummation of the Initial Public Offering out of the proceeds of the Initial Public Offering. As of January 22, 2015, all loans and advances have been repaid to the Affiliate.

On January 22, 2015, the underwriters informed the Company that they were waiving their right to exercise all or a portion of their over-allotment option. As a result, the Sponsor forfeited an aggregate of 1,312,500 insider shares, leaving the initial stockholders with an aggregate of 8,750,000 insider shares. The Company has recorded the forfeited shares as treasury stock and simultaneously retired and cancelled the shares and charged additional paid-in capital.

The initial stockholders have agreed not to transfer, assign or sell any of the insider shares (except to certain permitted transferees) until (1) with respect to 20% of the insider shares, the consummation of an initial Business Combination and (2) with respect to the remaining 80% of the insider shares, the earlier of one year after the date of the consummation of an initial Business Combination or if after 150 days after an initial Business Combination, the closing price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period. Notwithstanding the foregoing, the foregoing transfer restrictions will be removed earlier if, after an initial Business Combination, the Company consummates a subsequent (i) liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property or (ii) consolidation, merger or other change in the majority of the Company’s management team.

Pursuant to a registration rights agreement entered into on January 15, 2015 with the Company’s initial stockholders, the Company is required to register certain securities for sale under the Securities Act. The holders of a majority of these securities are entitled to make up to three demands that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of an initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

The affiliate has agreed that, commencing on January 22, 2015 through the earlier of our consummation of an initial Business Combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay the affiliate $10,000 per month for these services.

5.     COMMITMENTS & CONTINGENCIES

The underwriters are entitled to an underwriting discount of 5.5%, of which two percent (2.0%), or $7,000,000, was paid in cash at the closing of the Initial Public Offering on January 22, 2015, and three and one-half percent (3.5%) has been deferred. The deferred fee will be payable in cash upon the closing of an initial Business Combination. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes the Business Combination, subject to the terms of the underwriting agreement. If an initial Business Combination is not consummated, the deferred fees will not be paid.

F-7

QUINPARIO ACQUISITION CORP. 2

NOTES TO BALANCE SHEET

6.     STOCKHOLDER’S EQUITY

Common Stock — The Company is authorized to issue 135,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the Company’s common stock are entitled to one vote for each common share. In September 2014, we issued 10,062,500 shares of common stock to our sponsor for $25,000 in cash, at a purchase price of approximately $0.002 share, in connection with our organization, which included an aggregate of up to 1,312,500 shares subject to forfeiture if the underwriters did not exercise their over-allotment option in full. On January 22, 2015, the Sponsor returned to the Company the 1,312,500 insider shares subject to forfeiture, which were cancelled by the Company. Accordingly, at January 22, 2015, there were 10,334,201 shares of common stock issued and outstanding (excluding 33,415,799 shares of common stock subject to possible redemption).

Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock in one or more series with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At January 22, 2015, the Company has not issued any preferred shares.

7.     SUBSEQUENT EVENTS

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to January 28, 2015, the date that the financial statements were available for issuance for potential recognition or disclosure. Any material events that occur between the balance sheet date and the date that the financial statements were available for issuance are disclosed as subsequent events, while the financial statements are adjusted to reflect any conditions that existed at the balance sheet date. Based upon this review, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the financial statements.

F-8